EXHIBIT 99.1

CVR ENERGY REPORTS 2013 SECOND QUARTER RESULTS
AND ANNOUNCES CASH DIVIDEND OF 75 CENTS

•	2013 third quarter cash dividend of 75 cents per share, bringing 2013 cumulative cash dividends to $14.25 per share

SUGAR LAND, Texas (Nov. 1, 2013) - CVR Energy, Inc. (NYSE: CVI) today announced third quarter 2013 net income of $44.0 million, or 51 cents per diluted share, on net sales of $1,977.1 million, compared to net income of $208.9 million, or $2.41 per diluted share, on net sales of $2,409.6 million for the third quarter of 2012.

“Our third quarter results were heavily impacted by unprecedented downtime related to the Fluid Catalytic Cracking Unit outage at CVR Refining’s Coffeyville refinery. Significantly weakened crack spreads and product basis, as well as tightening crude differentials in late August, further impacted our results,” said Jack Lipinski, chief executive officer. “The refinery resumed full operations on Sept. 11 and maintained strong operational performance for the remainder of the quarter.”

For the first nine months of 2013, net income was $392.4 million, or $4.52 per diluted share, on net sales of $6,549.8 million, compared to net income of $338.4 million, or $3.86 per diluted share, on net sales of $6,686.5 million for the same period in 2012.

The company also announced a third quarter 2013 cash dividend of 75 cents per share. The dividend, as declared by CVR Energy’s Board of Directors, will be paid on Nov. 18, 2013, to stockholders of record on Nov. 11, 2013.

Today, CVR Energy’s petroleum subsidiary, CVR Refining, announced a 2013 third quarter cash distribution of 30 cents per common unit, and CVR Partners, CVR Energy’s fertilizer subsidiary, announced a 2013 third quarter cash distribution of 36 cents per common unit.

“We continue to return cash to stockholders through quarterly dividends,” Lipinski said. “CVR Energy’s third quarter cash dividend of 75 cents per share brings the cumulative cash dividends paid or declared for the first nine months of 2013 to $14.25 per share.”

Petroleum Business

The petroleum business, which is operated by CVR Refining and includes the Coffeyville and Wynnewood refineries, reported third quarter 2013 operating income of $23.4 million, on net sales of $1,910.5 million, compared to operating income of $507.5 million, on net sales of $2,337.3 million in the third quarter of 2012.

Nitrogen Fertilizers Business

The fertilizer business operated by CVR Partners reported third quarter 2013 operating income of $21.3 million on net sales of $69.2 million, compared to operating income of $32.3 million on net sales of $75.0 million for the third quarter of 2012.

For the third quarter of 2013, average realized plant gate prices for UAN and ammonia were $259 per ton and $505 per ton, respectively, compared to $290 per ton and $578 per ton, respectively, for the same period in 2012.

CVR Partners produced 100,400 tons of ammonia and purchased an additional 1,000 tons of ammonia during the third quarter of 2013, of which 3,400 net tons were available for sale while the rest was upgraded to a record 239,300 tons of UAN. In the 2012 third quarter, the plant produced 104,200 tons of ammonia with 29,400 net tons available for sale with the remainder upgraded to 181,900 tons of UAN.

Cash and Debt

Consolidated cash and cash equivalents, which included $250.5 million for CVR Refining and $87.2 million for CVR Partners, was $887.1 million at Sept. 30, 2013. Consolidated total debt was $676.4 million at Sept. 30, 2013. The company had no debt exclusive of CVR Refining’s and CVR Partners’ debt.

Third Quarter 2013 Earnings Conference Call Information

CVR Energy previously announced that it will host its third quarter 2013 Earnings Conference Call for analysts and investors on Friday, Nov. 1, at 2:30 p.m. Eastern.

The Earnings Conference Call will be broadcast live over the Internet at http://www.videonewswire.com/event.asp?id=96154. For investors or analysts who want to participate during the call, the dial-in number is (877) 407-8291.

For those unable to listen live, the Webcast will be archived and available for 14 days at http://www.videonewswire.com/event.asp?id=96154. A repeat of the conference call can be accessed by dialing (877) 660-6853, conference ID 421497.

# # #

Forward Looking Statements
This news release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  You can generally identify forward-looking statements by our use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology.  These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control.  For a discussion of risk factors which may affect our results, please see the risk factors and other disclosures included in our most recent Annual Report on Form 10-K, and any subsequently filed Quarterly Reports on Form 10-Q.  These risks may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements.  Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements.  The forward-looking statements included in this press release are made only as of the date hereof.  CVR Energy disclaims any intention or obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by law.

About CVR Energy, Inc.
Headquartered in Sugar Land, Texas, CVR Energy is a diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries through its holdings in two limited partnerships, CVR Refining, LP and CVR Partners, LP. CVR Energy subsidiaries serve as the general partner and own a majority of the common units representing limited partner interests of CVR Refining and CVR Partners.

For further information, please contact:

Investor Relations:
Jay Finks
CVR Energy, Inc.
281-207-3588
InvestorRelations@CVREnergy.com

Media Relations:
Angie Dasbach
CVR Energy, Inc.
281-207-3550
MediaRelations@CVREnergy.com

CVR Energy, Inc.

Financial and Operational Data (all information in this release is unaudited unless noted otherwise).

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except per share data)
Consolidated Statement of Operations Data:
Net sales	$1,977.1	$2,409.6	$6,549.8	$6,686.5
Cost of product sold	1,744.4	1,702.5	5,343.5	5,211.9
Direct operating expenses	128.4	109.9	345.2	319.5
Selling, general and administrative expenses	27.7	30.4	85.0	147.7
Depreciation and amortization	36.2	33.1	105.4	97.4
Operating income	40.4	533.7	670.7	910.0
Interest expense and other financing costs	(11.7)	(18.9)	(39.6)	(57.1)
Interest income	0.3	0.3	0.9	0.5
Gain (loss) on derivatives, net	72.5	(168.9)	173.0	(277.4)
Loss on extinguishment of debt	—	—	(26.1)	—
Other income (expense), net	6.2	(0.1)	6.5	0.8
Income before income tax expense	107.7	346.1	785.4	576.8
Income tax expense	29.5	127.6	222.8	209.0
Net income	78.2	218.5	562.6	367.8
Less: Net income attributable to noncontrolling interest	34.2	9.6	170.2	29.4
Net income attributable to CVR Energy stockholders	$44.0	$208.9	$392.4	$338.4

Basic earnings per share	$0.51	$2.41	$4.52	$3.90
Diluted earnings per share	$0.51	$2.41	$4.52	$3.86

Adjusted EBITDA*	$42.4	$470.6	$549.7	$1,063.1
Adjusted net income*	$5.2	$260.2	$286.3	$562.1
Adjusted net income, per diluted share*	$0.06	$3.00	$3.30	$6.42

Weighted-average common shares outstanding:
Basic	86.8	86.8	86.8	86.8
Diluted	86.8	86.8	86.8	87.6

	As of September 30, 2013	As of December 31, 2012
		(audited)
	(in millions)
Balance Sheet Data:
Cash and cash equivalents	$887.1	$896.0
Working capital	1,395.2	1,135.4
Total assets	3,875.1	3,610.9
Total debt, including current portion	676.4	898.2
Total CVR stockholders' equity	1,276.2	1,525.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions)
Cash Flow Data:
Net cash flow provided by (used in):
Operating activities	$(41.1)	$347.9	$321.3	$783.8
Investing activities	(62.9)	(38.8)	(177.4)	(143.6)
Financing activities	(143.4)	(13.5)	(152.8)	(40.3)
Net cash flow	$(247.4)	$295.6	$(8.9)	$599.9

Segment Information

Our operations are organized into two reportable segments, Petroleum and Nitrogen Fertilizer. Our operations that are not included in the Petroleum and Nitrogen Fertilizer segments are included in Corporate and Other segment (along with elimination of intersegment transactions). The Petroleum segment includes the operations of our Coffeyville, Kansas and Wynnewood, Oklahoma refineries along with our crude oil gathering and pipeline systems. Effective with its initial public offering on January 23, 2013, our Petroleum segment is operated by CVR Refining, LP (“CVR Refining”), in which we own a majority interest as well as the general partner. Detailed operating results for the Petroleum segment for the quarter ended September 30, 2013 are included in CVR Refining’s press release dated November 1, 2013 . The Nitrogen Fertilizer segment is operated by CVR Partners, LP, (“CVR Partners”) in which we own a majority interest as well as the general partner. It consists of a nitrogen fertilizer manufacturing facility that utilizes a pet coke gasification process in producing nitrogen fertilizer. Detailed operating results for the Nitrogen Fertilizer segment for the quarter ended September 30, 2013 are included in CVR Partners’ press release dated November 1, 2013 .

The Petroleum Segment, as reported herein for the three and nine months ended September 30, 2012 , is not reflective of the full and actual financial statements of CVR Refining as certain allocations that were charged to CVR Refining were not made at the Petroleum segment. Beginning in 2013, the financial statements of the Petroleum segment are the same as CVR Refining’s financial statements.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three months ended September 30, 2013
Net sales	$1,910.5	$69.2	$(2.6)	$1,977.1
Cost of product sold	1,734.7	13.0	(3.3)	1,744.4
Direct operating expenses (1)	104.7	23.7	—	128.4
Major scheduled turnaround expense	—	—	—	—
Selling, general & administrative	18.9	4.6	4.2	27.7
Depreciation and amortization	28.8	6.6	0.8	36.2
Operating income (loss)	$23.4	$21.3	$(4.3)	$40.4

Capital expenditures	$60.7	$4.0	$4.3	$69.0

Nine months ended September 30, 2013
Net sales	$6,322.6	$239.4	$(12.2)	$6,549.8
Cost of product sold	5,317.0	39.2	(12.7)	5,343.5
Direct operating expenses (1)	274.5	70.7	—	345.2
Major scheduled turnaround expense	—	—	—	—
Selling, general & administrative	57.8	15.8	11.4	85.0
Depreciation and amortization	85.2	18.5	1.7	105.4
Operating income (loss)	$588.1	$95.2	$(12.6)	$670.7

Capital expenditures	$140.8	$35.8	$7.0	$183.6

	Petroleum	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
Three months ended September 30, 2012
Net sales	$2,337.3	$75.0	$(2.7)	$2,409.6
Cost of product sold	1,694.0	11.3	(2.8)	1,702.5
Direct operating expenses (1)	77.7	20.9	—	98.6
Major scheduled turnaround expense	11.1	0.2	—	11.3
Selling, general & administrative	19.5	5.1	5.8	30.4
Depreciation and amortization	27.5	5.2	0.4	33.1
Operating income (loss)	$507.5	$32.3	$(6.1)	$533.7

Capital expenditures	$20.2	$18.2	$1.5	$39.9

Nine months ended September 30, 2012
Net sales	$6,465.3	$234.7	$(13.5)	$6,686.5
Cost of product sold	5,190.8	34.6	(13.5)	5,211.9
Direct operating expenses (1)	218.5	66.2	—	284.7
Major scheduled turnaround expense	34.6	0.2	—	34.8
Selling, general & administrative	49.8	18.1	79.8	147.7
Depreciation and amortization	80.4	15.8	1.2	97.4
Operating income (loss)	$891.2	$99.8	$(81.0)	$910.0

Capital expenditures	$82.8	$57.4	$4.8	$145.0
____________________

(1)	Excluding turnaround expenses.

	Petroleum (CVR Refining)	Nitrogen Fertilizer (CVR Partners)	Corporate and Other	Consolidated
	(in millions)
September 30, 2013
Cash and cash equivalents	$250.5	$87.2	$549.4	$887.1
Total assets	2,686.5	594.0	594.6	3,875.1
Long-term debt, including current portion	562.9	125.0	(11.5)	676.4

December 31, 2012
Cash and cash equivalents	$153.1	$127.8	$615.1	$896.0
Total assets	2,258.5	623.0	729.4	3,610.9
Long-term debt, including current portion	773.2	125.0	—	898.2

Petroleum Segment Operating Data

The following tables set forth information about our consolidated Petroleum segment operations and our Coffeyville and Wynnewood refineries. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Petroleum segment for the quarter ended September 30, 2013 are included in CVR Refining’s press release dated November 1, 2013.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Petroleum Segment Summary Financial Results:
Net sales	$1,910.5	$2,337.3	$6,322.6	$6,465.3
Cost of product sold	1,734.7	1,694.0	5,317.0	5,190.8
Refining margin*	175.8	643.3	1,005.6	1,274.5
Direct operating expenses	104.7	77.7	274.5	218.5
Major scheduled turnaround expense	—	11.1	—	34.6
Depreciation and amortization	28.8	27.5	85.2	80.4
Gross profit*	42.3	527.0	645.9	941.0
Selling, general and administrative expenses	18.9	19.5	57.8	49.8
Operating income	$23.4	$507.5	$588.1	$891.2

Refining margin adjusted for FIFO impact*	$121.5	$592.4	$922.3	$1,328.8

Adjusted Petroleum EBITDA*	$33.9	$444.2	$594.5	$989.7

Petroleum Segment Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$11.89	$36.31	$20.15	$26.34
FIFO impact (favorable) unfavorable	(3.68)	(2.87)	(1.67)	1.12
Refining margin adjusted for FIFO impact*	8.21	33.44	18.48	27.46
Gross profit*	2.86	29.75	12.94	19.45
Direct operating expenses and major scheduled turnaround expenses	7.08	5.02	5.50	5.23
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$6.92	$4.81	$5.29	$4.75
Barrels sold (barrels per day)	164,431	200,683	190,055	194,638

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Petroleum Segment Summary Refining Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	130,876	78.1%	149,768	73.8%	147,074	76.9%	136,463	73.4%
Medium	20,752	12.4%	21,188	10.4%	17,901	9.4%	21,708	11.7%
Heavy sour	9,072	5.4%	21,607	10.6%	17,805	9.3%	18,418	9.9%
Total crude oil throughput	160,700	95.9%	192,563	94.8%	182,780	95.6%	176,589	95.0%
All other feedstocks and blendstocks	6,863	4.1%	10,475	5.2%	8,444	4.4%	9,448	5.0%
Total throughput	167,563	100.0%	203,038	100.0%	191,224	100.0%	186,037	100.0%

Production:
Gasoline	74,990	45.2%	98,016	48.5%	89,390	46.8%	92,114	49.7%
Distillate	69,390	41.8%	82,224	40.7%	79,230	41.4%	75,568	40.8%
Other (excluding internally produced fuel)	21,666	13.0%	21,928	10.8%	22,579	11.8%	17,588	9.5%
Total refining production (excluding internally produced fuel)	166,046	100.0%	202,168	100.0%	191,199	100.0%	185,270	100.0%

Product price (dollars per gallon):
Gasoline	$2.89		$3.03		$2.86		$2.93
Distillate	3.07		3.15		3.04		3.07

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Market Indicators (dollars per barrel):
West Texas Intermediate (WTI) NYMEX	$105.81	$92.20	$98.20	$96.16
Crude Oil Differentials:
WTI less WTS (light/medium sour)	0.30	3.34	2.14	4.10
WTI less WCS (heavy sour)	22.92	15.53	22.27	21.06
NYMEX Crack Spreads:
Gasoline	16.27	31.70	23.92	29.21
Heating Oil	22.13	33.86	27.46	30.54
NYMEX 2-1-1 Crack Spread	19.20	32.78	25.69	29.87
PADD II Group 3 Basis:
Gasoline	(1.57)	2.22	(2.43)	(2.58)
Ultra Low Sulfur Diesel	0.80	5.53	1.66	2.04
PADD II Group 3 Product Crack:
Gasoline	14.70	33.92	21.49	26.63
Ultra Low Sulfur Diesel	22.93	39.38	29.12	32.58
PADD II Group 3 2-1-1	18.81	36.65	25.31	29.60

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Coffeyville Refinery Financial Results:
Net sales	$992.2	$1,564.3	$3,833.9	$4,143.8
Cost of product sold	893.8	1,135.2	3,206.4	3,327.7
Refining margin*	98.4	429.1	627.5	816.1
Direct operating expenses	68.4	47.3	170.7	134.7
Major scheduled turnaround expense	—	0.2	—	21.2
Depreciation and amortization	17.7	17.4	52.9	52.1
Gross profit*	$12.3	$364.2	$403.9	$608.1

Refining margin adjusted for FIFO impact*	$60.0	$384.8	$567.2	$857.8

Coffeyville Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$13.48	$37.42	$21.56	$26.71
FIFO impact (favorable) unfavorable	(5.26)	(3.86)	(2.07)	1.37
Refining margin adjusted for FIFO impact*	8.22	33.56	19.49	28.08
Gross profit*	1.69	31.76	13.88	19.90
Direct operating expenses and major scheduled turnaround expenses	9.37	4.14	5.86	5.10
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$9.12	$3.90	$5.51	$4.58
Barrels sold (barrels per day)	81,532	132,372	113,518	124,172

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Coffeyville Refinery Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	69,785	84.0%	100,427	76.0%	88,337	78.4%	90,871	77.0%
Medium	514	0.6%	2,609	2.0%	454	0.4%	2,216	1.9%
Heavy sour	9,072	10.9%	21,607	16.4%	17,805	15.8%	18,418	15.6%
Total crude oil throughput	79,371	95.5%	124,643	94.4%	106,596	94.6%	111,505	94.5%
All other feedstocks and blendstocks	3,711	4.5%	7,465	5.6%	6,067	5.4%	6,448	5.5%
Total throughput	83,082	100.0%	132,108	100.0%	112,663	100.0%	117,953	100.0%

Production:
Gasoline	35,493	42.4%	63,991	47.8%	52,507	45.8%	58,889	49.2%
Distillate	35,206	42.0%	56,230	42.0%	48,018	41.9%	50,766	42.4%
Other (excluding internally produced fuel)	13,050	15.6%	13,756	10.2%	14,003	12.3%	10,014	8.4%
Total refining production (excluding internally produced fuel)	83,749	100.0%	133,977	100.0%	114,528	100.0%	119,669	100.0%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except operating statistics)
Wynnewood Refinery Financial Results:
Net sales	$917.2	$772.8	$2,485.4	$2,321.0
Cost of product sold	841.1	559.5	2,110.2	1,864.9
Refining margin*	76.1	213.3	375.2	456.1
Direct operating expenses	36.2	30.1	103.8	83.6
Major scheduled turnaround expense	—	11.0	—	13.4
Depreciation and amortization	9.9	9.0	28.7	25.7
Gross profit*	$30.0	$163.2	$242.7	$333.4

Refining margin adjusted for FIFO impact*	$60.2	$206.7	$352.2	$468.7

Wynnewood Refinery Key Operating Statistics:
Per crude oil throughput barrel:
Refining margin*	$10.17	$34.13	$18.04	$25.58
FIFO impact (favorable) unfavorable	(2.13)	(1.06)	(1.11)	0.70
Refining margin adjusted for FIFO impact*	8.04	33.07	16.93	26.28
Gross profit*	4.00	26.12	11.66	18.70
Direct operating expenses and major scheduled turnaround expenses	4.85	6.58	4.99	5.44
Direct operating expenses and major scheduled turnaround expenses per barrel sold	$4.75	$6.54	$4.97	$5.02
Barrels sold (barrels per day)	82,899	68,311	76,537	70,466

	Three Months Ended September 30,				Nine Months Ended September 30,
	2013		2012		2013		2012
Wynnewood Refinery Throughput and Production Data:
(barrels per day)
Throughput:
Sweet	61,091	72.3%	49,341	69.6%	58,737	74.8%	45,592	67.0%
Medium	20,238	24.0%	18,579	26.2%	17,447	22.2%	19,492	28.6%
Heavy sour	—	—%	—	—%	—	—%	—	—%
Total crude oil throughput	81,329	96.3%	67,920	95.8%	76,184	97.0%	65,084	95.6%
All other feedstocks and blendstocks	3,152	3.7%	3,010	4.2%	2,377	3.0%	3,000	4.4%
Total throughput	84,481	100.0%	70,930	100.0%	78,561	100.0%	68,084	100.0%

Production:
Gasoline	39,497	48.0%	34,025	49.9%	36,883	48.1%	33,225	50.7%
Distillate	34,184	41.5%	25,994	38.1%	31,212	40.7%	24,802	37.8%
Other (excluding internally produced fuel)	8,616	10.5%	8,172	12.0%	8,576	11.2%	7,574	11.5%
Total refining production (excluding internally produced fuel)	82,297	100.0%	68,191	100.0%	76,671	100.0%	65,601	100.0%

Nitrogen Fertilizer Segment Operating Data

The following tables set forth information about the Nitrogen Fertilizer segment operated by CVR Partners, of which we own a majority interest and serve as general partner. Reconciliations of certain non-GAAP financial measures are provided under “Use of Non-GAAP Financial Measures” below. Additional discussion of operating results for the Nitrogen Fertilizer segment for the quarter ended September 30, 2013 are included in CVR Partners’ press release dated November 1, 2013.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except as noted)
Nitrogen Fertilizer Segment Financial Results:
Net sales	$69.2	$75.0	$239.4	$234.7
Cost of product sold	13.0	11.3	39.2	34.6
Direct operating expenses	23.7	21.1	70.7	66.4
Selling, general and administrative expenses	4.6	5.1	15.8	18.1
Depreciation and amortization	6.6	5.2	18.5	15.8

Operating income	$21.3	$32.3	$95.2	$99.8

Adjusted Nitrogen Fertilizer EBITDA*	$28.2	$39.0	$116.1	$121.1

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except as noted)
Nitrogen Fertilizer Segment Key Operating Statistics:
Production (thousand tons):
Ammonia (gross produced) (1)	100.4	104.2	303.0	302.3
Ammonia (net available for sale) (1)(2)	3.4	29.4	36.3	89.3
UAN	239.3	181.9	660.6	516.5

Pet coke consumed (thousand tons)	116.0	126.9	360.2	377.7
Pet coke (cost per ton)	$30	$30	$30	$34

Sales (thousand tons):
Ammonia	3.3	30.2	37.9	89.5
UAN	226.7	175.1	638.1	510.5

Product pricing (plant gate) (dollars per ton) (3):
Ammonia	$505	$578	$654	$586
UAN	$259	$290	$295	$311

On-stream factors (4):
Gasification	91.2%	99.1%	94.1%	97.2%
Ammonia	90.1%	98.4%	92.6%	96.0%
UAN	89.5%	96.9%	89.6%	92.4%

Market Indicators:
Ammonia - Southern Plains (dollars per ton)	$498	$677	$611	$616
UAN - Mid Corn belt (dollars per ton)	$302	$356	$352	$372

Cost of product sold, direct operating expenses and selling, general and administrative expenses are all reflected exclusive of depreciation and amortization.

* See Use of Non-GAAP Financial Measures below.

(1)    Gross tons produced for ammonia represent the total ammonia produced, including ammonia produced that was upgraded into UAN. As a result of the UAN expansion project completed in February 2013, the Nitrogen Fertilizer segment now upgrades substantially all of the ammonia they produce into UAN. The net tons available for sale represent the ammonia available for sale that was not upgraded into UAN.

(2)    In addition to the produced ammonia, the Nitrogen Fertilizer segment acquired approximately 1,000 tons and 5,000 tons of ammonia, which was upgraded to UAN during the three and nine months ended September 30, 2013.

(3)    Plant gate sales per ton represent net sales less freight and hydrogen revenue divided by product sales volume in tons in the reporting period and is shown in order to provide a pricing measure that is comparable across the fertilizer industry.

(4)    On-stream factor is the total number of hours operated divided by the total number of hours in the reporting period and is included as a measure of operating efficiency. Excluding the impact of the planned downtime associated with replacement of the damaged catalyst, the on-stream factors for the three months ended September 30, 2013 would have been 98.7% for gasifier, 98.2% for ammonia and 97.8% for UAN.

Excluding the impact of the UAN expansion coming on-line, the planned downtime associated with replacement of the damaged catalyst, the unplanned Linde air separation unit outages and the unplanned downtime associated with weather issues, the on-stream factors for the nine months ended September 30, 2013 would have been 99.3% for gasifier, 98.7% for ammonia and 97.7% for UAN.

Use of Non-GAAP Financial Measures

To supplement the actual results in accordance with GAAP for the applicable periods, the Company also uses non-GAAP measures as noted above which are reconciled to our GAAP-based results below. These non-GAAP financial measures should not be considered an alternative for GAAP results. The adjustments are provided to enhance an overall understanding of the Company’s financial performance for the applicable periods and are indicators management believes are relevant and useful for planning and forecasting future periods.

Adjusted net income is not a recognized term under GAAP and should not be substituted for net income (loss) as a measure of our performance but rather should be utilized as a supplemental measure of financial performance in evaluating our business. Management believes that adjusted net income provides relevant and useful information that enables external users of our financial statements, such as industry analysts, investors, lenders and rating agencies to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions, except per share data)
Reconciliation of Net Income to Adjusted Net Income:
Income before income tax expense	$107.7	$346.1	$785.4	$576.8
Adjustments:
FIFO impact (favorable) unfavorable	(54.3)	(50.9)	(83.3)	54.3
Share-based compensation	3.4	6.5	13.7	28.5
Loss on extinguishment of debt	—	—	26.1	—
Major scheduled turnaround expense	—	11.3	—	34.8
Loss on disposition of fixed assets	—	—	—	—
(Gain) loss on derivatives, net	(72.5)	168.9	(173.0)	277.4
Current period settlements on derivative contracts (1)	33.9	(53.2)	(3.9)	(80.4)
Expenses associated with proxy matters	—	—	—	44.2
Expenses associated with the acquisition of Gary-Williams (2)	—	2.0	—	10.3
Adjusted income before income tax expense (benefit) and noncontrolling interest	18.2	430.7	565.0	945.9
Adjusted net income attributable to noncontrolling interest	(8.3)	(10.0)	(124.4)	(31.1)
Income tax expense, as adjusted	(4.7)	(160.5)	(154.3)	(352.7)
Adjusted net income attributable to CVR Energy stockholders	$5.2	$260.2	$286.3	$562.1

Adjusted net income per diluted share	$0.06	$3.00	$3.30	$6.42
_______________

Refining margin per crude oil throughput barrel is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization). Refining margin is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold that we are able to sell refined products. Each of the components used in this calculation (net sales and cost of product sold exclusive of depreciation and amortization) can be taken directly from our Statement of Operations. Our calculation of refining margin may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. In order to derive the refining margin per crude oil throughput barrel, we utilize the total dollar figures for refining margin as derived above and divide by the applicable number of crude oil throughput barrels for the period. We believe that refining margin is important to enable investors to better understand and evaluate our ongoing operating results and allow for greater transparency in the review of our overall financial, operational and economic performance.

Refining margin per crude oil throughput barrel adjusted for FIFO impact is a measurement calculated as the difference between net sales and cost of product sold (exclusive of depreciation and amortization) adjusted for FIFO impacts. Refining margin adjusted for FIFO impact is a non-GAAP measure that we believe is important to investors in evaluating our refineries’ performance as a general indication of the amount above our cost of product sold (taking into account the impact of our utilization of FIFO) that we are able to sell refined products. Our calculation of refining margin adjusted for FIFO impact may differ from calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure. Under our FIFO accounting method, changes in crude oil prices can cause fluctuations in the inventory valuation of our crude oil, work in process and finished goods, thereby resulting in favorable FIFO impacts when crude oil prices increase and unfavorable FIFO impacts when crude oil prices decrease.

Gross profit is calculated as the difference between net sales, cost of product sold (exclusive of depreciation and amortization), direct operating expenses (exclusive of depreciation and amortization), major scheduled turnaround expenses and depreciation and amortization. Gross profit per throughput barrel is calculated as gross profit as derived above divided by our refineries’ crude oil throughput volumes for the respective periods presented. Gross profit is a non-GAAP measure that should not be substituted for operating income. Management believes it is important to investors in evaluating our refineries’ performance and our ongoing operating results. Our calculation of gross profit may differ from similar calculations of other companies in our industry, thereby limiting its usefulness as a comparative measure.

EBITDA and Adjusted EBITDA. EBITDA represents net income before (i) interest expense and other financing costs, net of interest income, (ii) income tax expense and (iii) depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted for FIFO impacts (favorable) unfavorable, share-based compensation, major scheduled turnaround expenses, loss on disposition of fixed assets, gain (loss) on derivatives, net, current period settlements on derivative contracts, loss on extinguishment of debt and expenses associated with the Gary-Williams acquisition. EBITDA and Adjusted EBITDA are not recognized terms under GAAP and should not be substituted for net income or cash flow from operations. Management believes that EBITDA and Adjusted EBITDA enables investors to better understand and evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. EBITDA and Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of net income to EBITDA and EBITDA to Adjusted EBITDA for the three and nine months ended September 30, 2013 and 2012:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions)
Net income attributable to CVR Energy stockholders	$44.0	$208.9	$392.4	$338.4
Add:
Interest expense and other financing costs, net of interest income	11.4	18.6	38.7	56.6
Income tax expense	29.5	127.6	222.8	209.0
Depreciation and amortization	36.2	33.1	105.4	97.4
EBITDA adjustments included in noncontrolling interest	(15.1)	(1.8)	(34.9)	(5.7)
EBITDA	106.0	386.4	724.4	695.7
Add:
FIFO impacts (favorable) unfavorable	(54.3)	(50.9)	(83.3)	54.3
Share-based compensation	3.4	6.5	13.7	28.5
Major scheduled turnaround expense	—	11.3	—	34.8
(Gain) loss on derivatives, net	(72.5)	168.9	(173.0)	277.4
Current period settlements on derivative contracts (1)	33.9	(53.2)	(3.9)	(80.4)
Loss on extinguishment of debt	—	—	26.1	—
Expenses associated with proxy matter	—	—	—	44.2
Expenses associated with Gary-Williams acquisition (2)	—	2.0	—	10.3
Adjustments included in noncontrolling interest	25.9	(0.4)	45.7	(1.7)
Adjusted EBITDA	$42.4	$470.6	$549.7	$1,063.1

Adjusted Petroleum and Nitrogen Fertilizer EBITDA represents operating income adjusted for FIFO impacts (favorable) unfavorable; share-based compensation, non-cash; major scheduled turnaround expenses; current period settlements on derivative contracts; loss on disposition of fixed assets; depreciation and amortization and other income (expense). We present Adjusted EBITDA by operating segment because it is the starting point for CVR Refining’s and CVR Partner’s available cash for distribution. Adjusted EBITDA by operating segment is not a recognized term under GAAP and should not be substituted for operating income as a measure of performance. Management believes that Adjusted EBITDA by operating segment enables investors to better understand CVR Refining’s and CVR Partner’s ability to make distributions to their common unitholders, evaluate our ongoing operating results and allows for greater transparency in reviewing our overall financial, operational and economic performance. Adjusted EBITDA presented by other companies may not be comparable to our presentation, since each company may define these terms differently. Below is a reconciliation of operating income to adjusted EBITDA for the petroleum and nitrogen fertilizer segments for the three and nine months ended September 30, 2013 and 2012:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions)
Petroleum:
Petroleum operating income	$23.4	$507.5	$588.1	$891.2
FIFO impacts (favorable) unfavorable	(54.3)	(50.9)	(83.3)	54.3
Share-based compensation, non-cash	2.1	2.3	8.3	8.8
Major scheduled turnaround expenses	—	11.1	—	34.6
Current period settlements on derivative contracts (1)	33.9	(53.2)	(3.9)	(80.4)
Depreciation and amortization	28.8	27.5	85.2	80.4
Other income (expense)	—	(0.1)	0.1	0.8
Adjusted Petroleum EBITDA	$33.9	$444.2	$594.5	$989.7

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
	(in millions)
Nitrogen Fertilizer:
Nitrogen Fertilizer operating income	$21.3	$32.3	$95.2	$99.8
Share-based compensation, non-cash	0.3	1.2	2.3	5.2
Depreciation and amortization	6.6	5.2	18.5	15.8
Major scheduled turnaround expense	—	0.2	—	0.2
Other income, net	—	0.1	0.1	0.1
Adjusted Nitrogen Fertilizer EBITDA	$28.2	$39.0	$116.1	$121.1

(1)    Represents the portion of gain (loss) on derivatives, net related to contracts that matured during the respective periods and settled with counterparties. There are no premiums paid or received at inception of the derivative contracts and upon settlement, there is no cost recovery associated with these contracts.

(2)    Legal, professional and integration expenses related to the December 2011 acquisition of Gary-Williams.

Derivatives Summary . To reduce the basis risk between the price of products for Group 3 and that of the NYMEX associated with selling forward derivative contracts for NYMEX crack spreads, the Petroleum segment may enter into basis swap positions to lock the price difference. If the difference between the price of products on the NYMEX and Group 3 (or some other price benchmark as the Petroleum segment may deem appropriate) is different than the value contracted in the swap, then the Petroleum segment will receive from or owe to the counterparty the difference on each unit of product contracted in the swap, thereby completing the locking of the margin. From time to time the Petroleum segment holds various NYMEX positions through a third-party clearing house. In addition, the Petroleum segment enters into commodity swap contracts. The physical volumes are not exchanged and these contracts are net settled with cash.

The table below summarizes open commodity derivatives positions as of September 30, 2013 . The positions are primarily in the form of ‘crack spread’ swap agreements with financial counterparties, wherein the Petroleum segment will receive the fixed prices noted below. As of September 30, 2013 , the open commodity derivative positions below were comprised of approximately 70.9% for distillate crack swaps, 25.5% for gasoline crack swaps and 3.6% for 2-1-1 crack swaps.

Commodity Swaps	Barrels	Fixed Price(1)
Fourth Quarter 2013	4,650,000	28.01

First Quarter 2014	4,125,000	29.36
Second Quarter 2014	4,050,000	27.39
Third Quarter 2014	4,200,000	26.99
Fourth Quarter 2014	3,600,000	27.93

Total	20,625,000	$27.94
____________________

(1)	Weighted-average price of all positions for period indicated.